                                                                       CONFORMED
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: November 21, 2001
---------------------------------
(Date of earliest event reported)                  Commission File No. 333-27341


                           TELEX COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                               38-1853300
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 4 PAGES.

================================================================================

ITEMS 1-4      NOT APPLICABLE


ITEM 5         OTHER EVENTS

               ON NOVEMBER 21, 2001, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED THAT IT HAS SUCCESSFULLY COMPLETED ITS PREVIOUSLY ANNOUNCED DEBT RESTRUCTURING PLAN. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE COMPLETION OF THE RESTRUCTURING PLAN IS ATTACHED AS EXHIBIT 99.1.


ITEM 6         NOT APPLICABLE


ITEM 7         EXHIBITS

               99.1 PRESS RELEASE ISSUED BY THE COMPANY DATED NOVEMBER 21, 2001.

ITEMS 8-9      NOT APPLICABLE




SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                       TELEX COMMUNICATIONS, INC.




Dated:  November 26, 2001              By: /s/ Ned C. Jackson
                                           -------------------------------------
                                           Ned C. Jackson
                                           President and Chief Executive Officer




Dated:  November 26, 2001              By: /s/ Richard J. Pearson
                                           -------------------------------------
                                           Richard J. Pearson
                                           Vice President and Chief Financial
                                           Officer

                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


 EXHIBIT NO.         DESCRIPTION
 -----------         -----------
    99.1             PRESS RELEASE ISSUED BY THE COMPANY DATED NOVEMBER 21, 2001.







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